                                                                    Exhibit 10.1

                                 CVS CORPORATION
                            364 DAY CREDIT AGREEMENT

                                 AMENDMENT NO. 1

     AMENDMENT NO. 1 (this "Amendment"), dated as of May 17, 2002, to the 364 Day Credit Agreement, dated as of May 21, 2001, by and among CVS Corporation, the Lenders party thereto, Credit Suisse First Boston and Wachovia Bank, National Association (formerly known as First Union National Bank), as Co-Documentation Agents, and Fleet National Bank, as Administrative Agent (the "Credit Agreement").

     Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

     In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the parties hereto hereby agree as follows:

     1. Section 1.1 of the Credit Agreement is hereby amended as follows:

          (a) The defined term "Applicable Margin" is amended to amend and restate the chart contained therein to read as follows:

--------------------------------------------------------------------------

                         ABR       Eurodollar      Facility    Utilization
  Pricing Level        Advances     Advances          Fee          Fee
--------------------------------------------------------------------------
Pricing Level I           0%         0.155%         0.045%        0.150%
Pricing Level II          0%         0.195%         0.055%        0.150%
Pricing Level III         0%         0.235%         0.065%        0.150%
Pricing Level IV          0%         0.300%         0.075%        0.150%
Pricing Level V           0%         0.350%         0.100%        0.250%
Pricing Level VI          0%         0.425%         0.125%        0.250%
Pricing Level VII         0%         0.500%         0.150%        0.250%
--------------------------------------------------------------------------


          (b) The defined term "Commitment Amount" is amended to replace the reference to "Sections 2.6, 2.11 and 11.7(c)" contained therein with "Sections 2.6 and 11.7(c)"

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          (c) The defined term "Commitment Termination Date" is amended to replace the date "May 20, 2002" contained therein with "May 19, 2003".

          (d) A new defined term "Syndication Agent" is added to read as follows:

          "Syndication Agent": The Bank of New York, in its capacity as syndication agent under this Agreement.

     2. The Bank of New York is hereby appointed as syndication agent under this Agreement.

     3. Section 10.10 of the Agreement is amended and restated in its entirety to read as follows:

          10.10 Co-Documentation Agents and Syndication Agent

                The Co-Documentation Agents and the Syndication Agent shall have no duties or obligations under the Loan Documents in their capacity as Co-Documentation Agents and Syndication Agent, respectively.

     4. The second to last sentence of Section 11.2 of the Credit Agreement is amended to replace the reference to "Sections 2.3, 2.4, 2.6, 2.7, 2.11 or 3.3" contained therein with "Sections 2.3, 2.4, 2.6, 2.7 or 3.3"

     5. Exhibit A to the Credit Agreement is hereby amended to amend and restate in its entirety Part A (List of Commitments) thereto in the form attached hereto as Exhibit A.

     6. Simultaneously with the effectiveness of this Amendment:

          (a) the Lenders listed on Annex I attached hereto (each a "Departing Lender") will exit the Credit Agreement and will no longer be Lenders (except with respect to those obligations of the Borrower under the Credit Agreement which by their express terms are intended to survive termination of the Credit Agreement) or have a Commitment thereunder; and

          (b) the Lenders listed on Annex II attached hereto (each a "Continuing Lender") will each have a Commitment in an amount equal to the Commitment Amount listed adjacent to its name on Exhibit A attached hereto.

     7. This Amendment shall become effective (the "Amendment Effective Date") upon the satisfaction of the following conditions:

          (a) The receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Lenders

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     (excluding the Departing Lenders but including the Continuing Lenders, with the Continuing Lenders having Commitments, immediately following the effectiveness of this Amendment, aggregating at least $550,000,000).

          (b) The receipt by the Administrative Agent of (i) the written consent of the Departing Lenders and the Borrower to (x) the exit of the Departing Lenders from the Credit Agreement and (y) the termination of the Commitments of the Departing Lenders under the Credit Agreement simultaneously with the effectiveness of this Amendment and (ii) an amount, for the account of each Lender, including each Departing Lender, equal to the accrued and unpaid Facility Fee owing to such Lender to, but excluding, the Amendment Effective Date.

          (c) The receipt by the Administrative Agent of a certificate, dated the Amendment Effective Date, of the Secretary or an Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing all other necessary corporate action (in form and substance reasonably satisfactory to the Administrative Agent) taken by the Borrower to authorize this Amendment and the transactions contemplated hereby, (ii) attaching a true and complete copy of its Certificate of Incorporation and By-Laws, (iii) setting forth the incumbency of the officer or officers of the Borrower who may sign this Amendment and the other documents to be delivered hereunder.

          (d) The receipt by the Administrative Agent of an opinion of Zenon Lankowsky, counsel to the Borrower, dated the Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

     8. Except as amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

     9. In order to induce the Administrative Agent to execute this Amendment and the Lenders to consent hereto, the Borrower hereby (a) certifies that, on the date hereof and immediately before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are and will be true and correct, except those which are expressly specified to be made as of an earlier date, (b) certifies that, during the period from December 30, 2000 to and including the Amendment Effective Date there has been no Material Adverse change, including as a result of any change in law, in the consolidated financial condition, operations, business or Property of the Borrower and the Subsidiaries taken as a whole, (c) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default exists or will exist, and (d) agrees to pay the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

     10. This Amendment may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged. A set of the copies of this Amendment signed

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by all of the parties hereto shall be lodged with each of the Borrower and the
Administrative Agent. Any party to this Amendment may rely upon the signatures of any other party hereto which are transmitted by fax or other electronic means to the same extent as if originally signed.

     11. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.



     The parties have caused this Amendment to be duly executed as of the date first written above.

                                        CVS CORPORATION

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



                                        FLEET NATIONAL BANK, in its capacity as a Lender and in its capacity as the Administrative Agent

                                        By:
                                             -----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------







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                                        THE BANK OF NEW YORK

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CREDIT SUISSE FIRST BOSTON

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



                                        WACHOVIA BANK, NATIONAL ASSOCIATION

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ABN AMRO BANK N.V.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ALLFIRST BANK

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BANK ONE, NA

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        CITIBANK, N.A.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CITIZENS BANK OF RHODE ISLAND

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        COMERICA BANK

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        FIFTH THIRD BANK

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        FIRSTAR BANK, N.A.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



                                        JPMORGAN CHASE BANK

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        KEYBANK NATIONAL ASSOCIATION

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MELLON BANK, N.A.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        NATIONAL CITY BANK

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PNC BANK, NATIONAL ASSOCIATION

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        REGIONS BANK

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SOVEREIGN BANK

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        WELLS FARGO BANK, N.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     ANNEX I

                                DEPARTING LENDERS

1.   First Hawaiian Bank

                                    ANNEX II

                               CONTINUING LENDERS

1.   The Bank of New York

2.   Fleet National Bank

3.   Wachovia Bank, National Association

4.   Credit Suisse First Boston

5.   ABN AMRO Bank N.V.

6.   JPMorgan Chase Bank

7.   KeyBank National Association

8.   SunTrust Bank

9.   Firstar Bank, N.A.

10.  Mellon Bank, N.A.

11.  PNC Bank, National Association

12.  Comerica Bank

13.  Allfirst Bank

14.  Bank One, NA

15.  Citibank, N.A.

16.  Citizens Bank of Rhode Island

17.  Fifth Third Bank

18.  National City Bank

19.  Sovereign Bank

20.  Wells Fargo Bank

21.  Regions Bank

                                 CVS CORPORATION

                            364 DAY CREDIT AGREEMENT

                         COMMITMENT INCREASE SUPPLEMENT

                                    EXHIBIT A

A.       LIST OF COMMITMENTS

                       Lender                                Commitment Amount
         -----------------------------------             -----------------------
         The Bank of New York                                   $ 78,750,000
         Fleet National Bank                                    $ 78,750,000
         Wachovia Bank, National Association                    $ 72,500,000
         Credit Suisse First Boston                             $ 60,000,000
         ABN AMRO Bank N.V.                                     $ 37,500,000
         JPMorgan Chase Bank                                    $ 37,500,000
         KeyBank National Association                           $ 37,500,000
         SunTrust Bank                                          $ 37,500,000
         Firstar Bank, N.A.                                     $ 37,500,000
         Mellon Bank, N.A.                                      $ 25,000,000
         PNC Bank, National Association                         $ 25,000,000
         Comerica Bank                                          $ 17,500,000
         Allfirst Bank                                          $ 12,500,000
         Bank One, NA                                           $ 12,500,000
         Citibank, N.A.                                         $ 12,500,000
         Citizens Bank of Rhode Island                          $ 12,500,000
         Fifth Third Bank                                       $ 12,500,000
         National City Bank                                     $ 12,500,000
         Sovereign Bank                                         $ 12,500,000
         Wells Fargo Bank                                       $ 10,000,000
         Regions Bank                                           $  7,500,000
                                                         -----------------------
                                             TOTAL              $650,000,000




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